            [LETTERHEAD OF MORGAN STANLEY DEAN WITTER APPEARS HERE]

[MAS FUNDS LOGO APPEARS HERE]
                                 July 30, 1999

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 Client Services: 1-800-354-8185   Prices and Investment Results: 1-800-522-1525
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MAS Funds (the "Fund") is a no-load mutual fund consisting of 27 different investment portfolios, 3 of which are described in this prospectus. Miller Anderson & Sherrerd, LLP (the "Adviser"), a division of Morgan Stanley Dean Witter Investment Management, is the Fund's investment adviser. This prospectus offers Investment Class Shares of the following portfolios (each a "Portfolio" and collectively the "Portfolios"):

                                 CASH RESERVES

                                  FIXED INCOME

                             INTERMEDIATE DURATION




Investment Adviser

Miller Anderson & Sherrerd, LLP

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
 TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT SUMMARY

  Investor Suitability, Investment Objectives, Principal Investment
   Strategies, Risks and Performance.......................................   1
PORTFOLIOS

  Cash Reserves............................................................   2

  Fixed Income.............................................................   3

  Intermediate Duration....................................................   4
IMPORTANT INVESTMENT INFORMATION

  Description of Principal Investments.....................................   5

FEES AND EXPENSES OF THE PORTFOLIOS

  Shareholder Fees and Annual Portfolio Operating Expenses.................   8

VALUATION OF SHARES........................................................   9

GENERAL SHAREHOLDER INFORMATION

  Purpose of this Prospectus, Taxes, Dividends and Distributions...........   9

FUND MANAGEMENT

  Information About the Adviser, the Sub-Adviser, the Portfolio Managers,
   and the Distributor.....................................................  10

SERVICE PLAN...............................................................  11

YEAR 2000 DISCLOSURE STATEMENT.............................................  11

FINANCIAL HIGHLIGHTS.......................................................  12

Investor Suitability
 INVESTMENT SUMMARY

This section explains each Portfolio's:

[_]Investment Objective
[_]Principal Investment Strategy
[_]Principal Risks

The discussions on the following pages use a number of important investment terms. These terms, printed in bold, are explained in the section entitled "Important Investment Information," which follows the individual Portfolio summaries.

There is more information about the Portfolios in the Statement of Additional Information ("SAI"), which legally is a part of this prospectus. For details about how to obtain the SAI, and other reports and information, see the back cover of this prospectus.

[_] The Portfolios may be suitable for you if you are a long-term investor who can accept the risks of investing in the stock and bond markets. In fact, some of the Portfolios strive to meet their investment objectives over an extended period. These Portfolios focus on a market cycle of three to five years. This means that the Portfolios will strive to meet their respective investment objectives within that period without regard to interim market fluctuations.

[_] The Portfolios are designed principally for investment by fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others.

[_] While the Portfolios consider whether their securities transactions will generate distributions taxable at capital gain or ordinary income rates, minimizing such taxes is not a principal investment strategy.

                    ------------------------------------------------------------
                    CASH RESERVES PORTFOLIO
                    ------------------------------------------------------------
         Objective  The Cash Reserves Portfolio seeks to realize maximum current income, consistent with the preservation of capital and liquidity.


          Approach The Portfolio tries to maintain a stable net asset value of $1.00 per share by investing exclusively in liquid, high quality money market instruments. Money market instruments consist of certain types of fixed income securities including commercial paper, certificates of deposit, U.S. Treasury bills, floating rate notes and repurchase agreements, among others. The Portfolio's average weighted maturity will not exceed 90 days, and no individual security will have an expected maturity in excess of 397 days.

           Process The Portfolio's Sub-Adviser, Morgan Stanley Dean Witter Advisors Inc., determines the appropriate average maturity for the Portfolio based on the shape of the money market yield curve and its view of the direction of short term interest rates over the next one to six months. The Sub-Adviser invests in a variety of securities in order to diversify credit risk, as well as interest rate risk. Securities are selected on the basis of their value, adjusted for risk. The Sub-Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities, when a security is downgraded or for liquidity needs.

   Principal Risks  The market prices of fixed income securities generally rise and fall in response to changes in interest rates and the credit quality of individual issuers. The Portfolio invests in the money market obligations of private financial and non-financial corporations, as well as obligations of the U.S. Government and its agencies and instrumentalities. If an issuer's credit rating is downgraded, the market value of its money market obligations may fall. Repurchase agreements are subject to additional risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio's right to control the collateral. Please read the section entitled "Important Investment Information" for more information about these risks. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Dollar weighted average
maturity less than 90 days
---------------------------
100% of non-U.S. Government
securities rated A-1/P-1 or
better by Moody's or
Standard & Poor's
--------------------------
Individual maturities 397
days or less
---------------------------
Benchmark: Salomon 1-Month
           Treasury Bill
           Index;
           Lipper Money
           Market Average
---------------------------
Ticker Symbol: Not
Available
---------------------------
CUSIP No.:  552-913-543
---------------------------
PORTFOLIO MANGERS
---------------------------
Dale R. Albright and
Jonathan R. Page

[BAR GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
 CASH RESERVES PORTFOLIO
--------------------------------------------------------------------------------
 Commenced operations on August 29, 1990

1991     5.81%
1992     3.46%
1993     2.80%
1994     3.93%
1995     5.75%
1996     5.24%
1997     5.39%
1998     5.36%

--------------------------------------------------------------------------------
     HIGH (QUARTER)              LOW (QUARTER)
 Quarter Ended 3/31/91       Quarter Ended 3/31/93
         1.64%                       0.66%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)
--------------------------------------------------------------------------------

                          CASH                  SALOMON 1-MONTH               LIPPER MONEY
                        RESERVES                 TREASURY BILL                   MARKET
                        PORTFOLIO                    INDEX                      AVERAGE
------------------------------------------------------------------------------------------
One Year                  5.36                       4.56                         4.83
------------------------------------------------------------------------------------------
Five Years                5.13                       4.70                         4.68
------------------------------------------------------------------------------------------
Since Inception
8/29/90                   4.85                       4.43                         4.49

The bar chart and table above show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Lipper Money Market Average is an index that shows the performance of other money market funds. The Investment Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future. You may obtain the Portfolio's SEC 7-day current yield by calling 1-800-522-1525.

 FIXED INCOME PORTFOLIO

         Objective  The Fixed Income Portfolio seeks above average total return over a market cycle of three to five years.

          Approach The Portfolio invests in a diversified portfolio of fixed income securities, including U.S. Government securities, corporate bonds, mortgage securities, and to a limited extent, foreign fixed income securities. The Portfolio invests primarily in investment grade securities, but also may invest a portion of its assets in high yield securities, also known as "junk bonds." The Adviser will use futures, swaps and other derivatives in managing the Portfolio.

           Process The Adviser actively manages the maturity and duration of the Portfolio in anticipation of long-term trends in interest rates and inflation. Depending on the Adviser's outlook for the economy, interest rates and inflation, the Adviser may lengthen or shorten the Portfolio's average maturity or duration. The portfolio managers as a team determine the Portfolio's overall maturity and duration targets and sector allocations. The portfolio managers then individually select particular securities for the Portfolio in various sectors within those overall guidelines. The Adviser alters the Portfolio's weightings in various sectors based on its perception of value. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

   Principal Risks  Market prices of the Portfolio's holdings respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness of individual issuers. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of fixed income securities also generally will fall if an issuer's credit rating declines, and rise if it improves.

                    The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage securities, and make them subject to more drastic price movements. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities.

                    The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.

                    The Portfolio also is subject to the risks of investing in derivatives and, to a limited extent, foreign fixed income securities. Foreign fixed income securities may be denominated in foreign currencies, which will fluctuate in value relative to the U.S. dollar. The Portfolio may use derivatives to hedge some or all of the risks associated with foreign currencies. Certain hedging strategies or instruments may not be available or practical in certain markets or under certain conditions. Hedging the Portfolio's currency risks involves certain risks, including the possibility of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency. Please read the section entitled "Important Investment Information" for more information about these risks.

Generally at least 65% invested in fixed
income securities
---------------------------------------------
Average weighted maturity generally greater
than 5 years
---------------------------------------------
80% investment grade securities
---------------------------------------------
Up to 20% high yield securities
---------------------------------------------
May invest over 50% in mortgage securities
---------------------------------------------
Benchmark:                      Salomon Broad
                                Investment
                                Grade Index
---------------------------------------------
Ticker Symbol:  MAFIX
---------------------------------------------
CUSIP No.:      552-913-568
---------------------------------------------
PORTFOLIO MANAGERS
---------------------------------------------
Thomas L. Bennett, Kenneth B. Dunn and
Richard B. Worley


                           [BAR CHART APPEARS HERE]

--------------------------------------------------------------------------------
 FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
 Commenced operations on October 15, 1996

1997         9.52%
1998         6.72%
--------------------------------------------------------------------------------
      HIGH (QUARTER)            LOW (QUARTER)
   Quarter Ended 6/30/97    Quarter Ended 3/31/97
           3.98%                    -0.09%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)
--------------------------------------------------------------------------------
                   FIXED INCOME          SALOMON BROAD
                    PORTFOLIO       INVESTMENT GRADE INDEX
One Year              6.72                   8.72
--------------------------------------------------------------------------------
Since Inception
10/15/96              8.60                   9.28

The bar chart and table above show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

         -----------------------------------------------------------------------
         INTERMEDIATE DURATION PORTFOLIO
         -----------------------------------------------------------------------
         Objective  The Intermediate Duration Portfolio seeks above average total return over a market cycle of three to five years.

          Approach The Portfolio invests primarily in U.S. Government securities and investment grade corporate bonds, mortgage and other fixed income securities. The Portfolio may invest to a limited extent in foreign fixed income securities. The Portfolio maintains an average duration of between two and five years. The Adviser will use futures, swaps and other derivatives in managing the Portfolio.

           Process The Adviser actively manages the Portfolio's maturity and duration in anticipation of long-term trends in interest rates and inflation. The Adviser analyzes interest rates, the yield curve, the relative appeal of U.S. versus foreign fixed income securities, credit quality and the likelihood of prepayments. The Adviser perceives high real interest rates and a steep yield curve as indicators of value. The portfolio management team selects individual securities based on their relative values. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

   Principal Risks  Market prices of the Portfolio's holdings respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness of individual issuers. Generally, fixed income securities decrease in value as interest rates riseand vice versa. Prices of fixed income securities also will fall if an issuer's credit rating declines, and rise if it improves. The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage securities, and make them subject to more drastic price movements. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities.

                    The Portfolio also is subject to the risks associated with using derivatives. Foreign fixed income securities may be denominated in foreign currencies, which will fluctuate in value relative to the U.S. dollar. The Portfolio may use derivatives to hedge some or all of the risks associated with foreign currencies. Certain hedging strategies or instruments may not be available or practical in certain markets or under certain conditions. Hedging the Portfolio's currency risks involves certain risks, including the possibility of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency. Please read the section entitled "Important Investment Information" for more information about these risks.


Generally at least 65% invested in fixed
income securities
---------------------------------------------
100% investment grade securities
---------------------------------------------
Average duration 2-5 years
---------------------------------------------
May invest over 50% in mortgage securities
---------------------------------------------
Benchmark:                    Lehman Brothers
                              Intermediate
                              Government/
                              Corporate Index
---------------------------------------------
Ticker Symbol:  Not Available
---------------------------------------------
CUSIP No.:      552-913-220

---------------------------------------------
PORTFOLIO MANAGERS
---------------------------------------------
Angelo G. Manioudakis and Scott F. Richard


                           [BAR CHART APPEARS HERE]
--------------------------------------------------------------------------------
 INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------
 Commenced operations on October 3, 1994

1995     15.38%
1996      5.94%
1997      8.07%
1998      7.03%

--------------------------------------------------------------------------------
       HIGH (QUARTER)           LOW (QUARTER)
--------------------------------------------------------------------------------
   Quarter Ended 3/31/95    Quarter Ended 3/31/96
           4.80%                    0.20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (as of 12/31/98)
--------------------------------------------------------------------------------
                                                     LEHMAN BROTHERS
                       INTERMEDIATE                    INTERMEDIATE
                         DURATION                  GOVERNMENT/CORPORATE
                        PORTFOLIO                          INDEX
--------------------------------------------------------------------------------
One Year                   7.03                             8.44
--------------------------------------------------------------------------------
Since Inception
10/3/94                    8.38                             8.29

The bar chart and table above show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Investment Class Shares would have had similar returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

                    ------------------------------------------------------------
                    IMPORTANT INVESTMENT INFORMATION
                    ------------------------------------------------------------
                    Each Portfolio involves the risk that an investor may lose money. Some of the Portfolios may actively trade their securities to achieve their investment objectives. High levels of portfolio turnover are likely to lead to increased transaction costs and possible tax consequences. Nonetheless, short-term trading activities represented by high portfolio turnover rates are not incompatible with these Portfolios' stated objectives of achieving long-term capital appreciation or other multi-year goals, in that short-term trading can lead to gains that ultimately will increase the value of the investors shares.

                    The following section describes the principal types of investments that various Portfolios may make and some of the risks associated with those investments. More information about these investments and risks is contained in the Statement of Additional Information.

                    ------------------------------------------------------------
                    FIXED INCOME SECURITIES
                    ------------------------------------------------------------
                    Fixed income securities include a wide variety of investments, such as U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Yankee bonds, repurchase agreements, commercial paper and cash equivalents.

                    Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates.

                    Certain fixed income securities pay a floating or variable rate of interest. The interest rates on these securities will vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The variation in the interest rate may enable an investor to trade a floating or variable rate security at par on a daily or periodic basis. Some obligations carry a demand feature permitting the holder to tender them back to the issuer or to a third party at par value before maturity. If the demand feature is an obligation of a foreign entity, it will be subject to certain risks described in the section below entitled "Foreign Securities."

                    Some fixed income securities may be called (redeemed by the issuer) prior to final maturity. The risk of holding a callable security is that if it is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

          Duration The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. A Portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a Portfolio with a higher average duration.

Mortgage Securities Mortgage securities are subject to the risk that as interest rates fall, borrowers will refinance their mortgages, resulting in prepayment of principal. A Portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these principal payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility.

        High Yield
        Securities  Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of

                    ------------------------------------------------------------
                    IMPORTANT INVESTMENT INFORMATION (Continued)
                    ------------------------------------------------------------
                    principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

      Yankee Bonds  Yankee bonds are U.S.-dollar denominated fixed income instruments issued by foreign governments and corporations and sold in the United States. They are considered U.S. securities for purposes of the Portfolios' investment policies.

                    ------------------------------------------------------------
                    FOREIGN SECURITIES
                    ------------------------------------------------------------
                    While many of the characteristics and risks of foreign fixed income securities are similar to those of domestic securities, investing in foreign securities involves certain additional risks. Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. companies. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolios' investments in those countries. There also can be difficulty obtaining and enforcing judgments in foreign countries.

                    Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use certain derivatives to offset this risk. The risks of hedging currency risk are described in the section below entitled "Derivatives and Other Investments." The Adviser may in its discretion choose not to hedge against currency risks. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

                    ------------------------------------------------------------
                    DERIVATIVES ANDOTHER INVESTMENTS
                    ------------------------------------------------------------
                    The Portfolios may use derivatives to pursue portfolio strategies and objectives. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives include futures, options, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes. Derivatives sometimes offer the most economical way of pursuing a particular investment strategy, limiting certain risks, or enhancing potential returns.

                    Certain derivative instruments are publicly traded on exchanges or over-the-counter, while others are privately negotiated. The Portfolios may enter into public or private over-the-counter derivatives transactions with counterparties that meet the Fund's requirements for credit quality and collateral. A Portfolio will not use derivatives to increase a Portfolio's level of risk above the level that could be achieved using only traditional investment securities. A Portfolio will not use derivatives as an indirect way of investing in assets that it cannot, as a matter of policy, invest in directly. Forward contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolios may use futures to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates. Portfolios investing in fixed income securities will use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest

                    ------------------------------------------------------------
                    IMPORTANT INVESTMENT INFORMATION (Continued)
                    ------------------------------------------------------------
                    rates, securities indices and commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the 1940 Act. The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

       Risks of
       Derivatives  The primary risks of derivatives are: (i) changes in the market value of securities held by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. See the Statement of Additional Information for more about the risks of different types of derivatives.

                    The amount that a Portfolio may invest in futures and options depends on the type of portfolio. The limitations are as follows:

                    Each of the Fixed Income and Intermediate Duration Portfolios may enter into futures contracts and options on futures contracts for bona fide hedging purposes to an unlimited extent. These Portfolios also can enter into futures contracts and options thereon for other purposes, provided that no more than 5% of that Portfolio's total assets at the time of the transaction are required as margin and option premiums to secure its obligations under such contracts.

                    Each of the Fixed Income and Intermediate Duration Portfolios may invest in certain derivatives, such as forwards, futures, options and mortgage derivatives as well as when-issued securities which require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

       Mortgage
       Derivatives  CMOs and SMBS are derivatives based on mortgage securities.
                    CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Both CMOs and SMBS are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than that experienced by mortgage securities generally, depending on whether the payments are predominantly based on principal or interest paid on the underlying mortgages. In addition, the yield to maturity of IOs and POs is extremely sensitive to prepayment levels. As a result, a high rate of prepayments can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to lose money on the investment.

       Additional
       Information  When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain fixed income securities for temporary defensive purposes. See the Statement of Additional Information for more information about the types of fixed income securities in which the Portfolios may invest. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolios' performance. Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

The Securities and Exchange Commission (the "Commission") requires all funds to disclose in the table to the right the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or similar fees when you purchase or redeem shares.

Example

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.
--------------------------------------------------------------------------------
 FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

                                                                        TOTAL
                                         OTHER EXPENSES  SHAREHOLDER ANNUAL FUND
                 MANAGEMENT DISTRIBUTION (EX-SHAREHOLDER  SERVICING   OPERATING
                    FEES    (12b-1) FEES SERVICING FEES)    FEES      EXPENSES
  Cash Reserves
  Portfolio         .250%       None          .122%*        0.15%       .522%**
--------------------------------------------------------------------------------
  Fixed Income
  Portfolio         .375%       None          .109%         0.15%       .634%
--------------------------------------------------------------------------------
  Intermediate
  Duration
  Portfolio         .375%       None          .117%*        0.15%       .642%

   Total Annual Fund Operating Expenses reflected in the table above may be higher than the expenses actually deducted from portfolio assets because of the effect of expense offset arrangements.
 * Other expenses are based on estimated amounts for the current year.
** The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                     TOTAL ANNUAL FUND OPERATING EXPENSES
                   AFTER MAS WAIVER/REIMBURSEMENT & OFFSETS
-----------------------------------------------------------
  Cash Reserves
  Portfolio                         .470%
-----------------------------------------------------------

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

                             ---------------------------------------
                             EXAMPLE
                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
                             ---------------------------------------
  Cash Reserves Portfolio             $48    $151    $263     $591
--------------------------------------------------------------------
  Fixed Income Portfolio              $65    $203    $353     $791
--------------------------------------------------------------------
  Intermediate Duration
  Portfolio                           $66    $205    $358     $801

                    ------------------------------------------------------------
                    VALUATION OF SHARES
                    ------------------------------------------------------------
                    We determine the NAV of the following portfolios at the following times on each day the portfolios are open for business:

                      [_] Fixed Income and Intermediate Duration Portfolios as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time).

                      [_]  Cash Reserves Portfolio as of 12:00 noon (Eastern
                           Time).

                    The Fixed Income and Intermediate Duration Portfolios value their securities at market value. The Cash Reserves Portfolio values its securities using amortized cost valuation. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

                    The NAV of Investment Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to Investment Class Shares.

                    The Fund is closed for business on weekends and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the Cash Reserves Portfolio is closed on Columbus Day and Veterans Day. The value of certain portfolio securities may change on a day when you can't purchase or redeem shares because some portfolios invest in foreign securities that trade on days when the Fund is closed.

                    ------------------------------------------------------------
                    GENERAL SHAREHOLDER INFORMATION
                    ------------------------------------------------------------
   Purpose of this  This prospectus is intended solely to provide information to
        Prospectus  persons investing in the Morgan Stanley Dean Witter Stable
                    Value Fund ("Stable Value Fund"). Information concerning purchases and redemptions of shares may be found in the prospectus for the Stable Value Fund.

             Taxes Income dividends you receive will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets.

                    Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. The Portfolios may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.

                    Distributions paid in January but declared by a portfolio in October, November or December of the previous year are taxable to you in the previous year.

                    Exchanges and redemptions of shares in a Portfolio are taxable events.

     Dividends and The Portfolios normally distribute substantially all of Distributions their net investment income to shareholders as follows:

                    ------------------------------------------------------------
                    PORTFOLIO                    MONTHLY               QUARTERLY
                    ------------------------------------------------------------
                    Cash Reserves                   X
                    ------------------------------------------------------------
                    Fixed Income                                            X
                    ------------------------------------------------------------
                    Intermediate Duration           X

                    If any net gains are realized from the sale of underlying securities, the portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the portfolio unless you elect otherwise.

                    ------------------------------------------------------------
                    FUND MANAGEMENT
                    ------------------------------------------------------------
           Adviser The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. (MSDW), and is a division of Morgan Stanley Dean Witter Investment Management. The Adviser is located at One Tower Bridge, West Conshohocken, PA 19428-0868. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of March 31, 1999, Morgan Stanley Dean Witter Investment Management had in excess of $165 billion in assets under management.

                    The Adviser makes investment decisions for the Fund's portfolios and places each portfolio's purchase and sales orders. Each portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's annual contractual and actual rates of compensation for the Fund's 1998 fiscal year.

       Sub-Adviser  Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors")
                    serves as Sub-Adviser to the Cash Reserves Portfolio. As Sub-Adviser, MSDW Advisors makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSDW Advisors 40% of the fee the Adviser receives from the Cash Reserves Portfolio as compensation for its sub-advisory services. MSDW Advisors, located at Two World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of MSDW. MSDW Advisors develops, markets and manages a broad spectrum of proprietary mutual funds that are sold by MSDW financial advisors and offers professional money management services on a customized basis to individuals, institutional investors and retirement plan sponsors. MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment advisory and administrative capacities to 100 investment companies and other portfolios with net assets under management of approximately $129 billion as of March 31, 1999.

                                                --------------------------------
                                                   CONTRACTUAL       FY 1998
                                                   COMPENSATION       ACTUAL
                                                       RATE    COMPENSATION RATE
                    ------------------------------------------------------------
                    Cash Reserves Portfolio*           .250            .197
                    ------------------------------------------------------------
                    Fixed Income Portfolio             .375            .375
                    ------------------------------------------------------------
                    Intermediate Duration Portfolio    .375            .375

                    * The Adviser is voluntarily waiving a portion of its fee
                      and/or reimbursing certain expenses for the Cash Reserves Portfolio to keep Total Operating Expenses from exceeding .470%.

Portfolio Managers  A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Fund's portfolios is as follows:

                    Dale R. Albright, Vice President, MSDW Advisors, has served as Portfolio Manager/Analyst at MSDW Advisors since 1990. He serves as a Portfolio Manager for MSDW Advisors' taxable money market funds. He joined the management team for the Cash Reserves Portfolio in 1999.

                    Thomas L. Bennett, Managing Director, MSDW, joined MAS in 1984. He joined the management team for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the High Yield Portfolio in 1985, the Fixed Income II Portfolio in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

                    Kenneth B. Dunn, Managing Director, MSDW, joined MAS in 1987. He joined the management team for the Fixed Income and the Domestic Fixed Income Portfolios in 1987, the Fixed Income II Portfolio in 1990, the Special Purpose Fixed Income Portfolio in 1992 and the Multi-Market Fixed Income Portfolio in 1997.

                    Angelo G. Manioudakis, Principal, MSDW, joined MAS in 1993. He attended Harvard Graduate School of Business Administration from 1991 to 1993. He served as a Fixed Income

                    ------------------------------------------------------------
                    FUND MANAGEMENT, (Continued)
                    ------------------------------------------------------------
                    Analyst from 1993 to 1995. From 1995 to 1998, he served as a Fixed Income Portfolio manager. He joined the management team for the Intermediate Duration Portfolio in 1998.

                    Jonathan R. Page, Senior Vice President, MSDW Advisors, has served as Portfolio Manager at MSDW Advisors since 1975. He serves as a Senior Portfolio Manager for MSDW Advisors' taxable money market funds. He joined the management team for the Cash Reserves Portfolio in 1999.

                    Scott F. Richard, Managing Director, MSDW, joined MAS in 1992. He joined the management team for the Limited Duration, Intermediate Duration and Advisory Mortgage Portfolios in 1995 and the Targeted Duration Portfolio in 1998.

                    Richard B. Worley, Managing Director, MSDW, joined MAS in 1978. He joined the management team for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the Fixed Income II Portfolio in 1990, the Balanced and Special Purpose Fixed Income Portfolios in 1992 and the Multi-Asset-Class Portfolio in 1994. Mr. Worley has served as President of Morgan Stanley Dean Witter Investment Management since 1998.

       Distributor  Shares of the Fund are distributed exclusively through MAS
                    Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

                    ------------------------------------------------------------
                    SERVICE PLAN
                    ------------------------------------------------------------
                    The Fund has adopted a Service Plan (the "Service Plan") for each Portfolio's Investment Class Shares. Under the Service Plan, each Portfolio pays the Distributor a monthly shareholder servicing fee at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to Investment Class Shares. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Investment Class Shares. Shareholder servicing fees are separate fees of the Investment Class Shares of each Portfolio and will reduce the net investment income and total return of the Investment Class Shares of these Portfolios.

                    ------------------------------------------------------------
                    YEAR 2000 DISCLOSURE STATEMENT
                    ------------------------------------------------------------
                    The management and distribution services that the Adviser and Distributor provide to the Fund depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and Distributor have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser and Distributor are monitoring their remedial efforts, however, there can be no assurance that they and the services they provide will not be adversely affected.

                    In addition, it is possible that the markets for securities in which the portfolios invest may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the portfolios' investments may be adversely affected.

 FINANCIAL HIGHLIGHTS

 The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been extracted from the Fund's financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 1998 Annual Report to Shareholders.

 The Investment Class Shares of the Cash Reserves and Intermediate Duration Portfolios had not commenced operations as of September 30, 1998, therefore Institutional Class Share financial information is provided to investors for informational purposes only and should be referred to as an historical guide to the Portfolio's operations and expenses. Past performance does not indicate future results.

                               Net Gains
                               or Losses
                                  on                   Dividend    Capital Gain
         Net Asset            Securities             Distributions Distributions                             Net Asset
          Value-      Net      (realized  Total from     (net      (realized net                              Value-
         Beginning Investment     and     Investment  investment      capital        Other         Total      End of    Total
         of Period   Income   unrealized) Activities    income)       gains)     Distributions Distributions  Period   Return**
Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)
1998      $1.000     $.053          --      $.053       ($.053)           --           --         ($.053)     $1.000     5.47%
1997       1.000      .052          --       .052        (.052)           --           --          (.052)      1.000     5.32
1996       1.000      .052          --       .052        (.052)           --           --          (.052)      1.000     5.35
1995       1.000      .055          --       .055        (.055)           --           --          (.055)      1.000     5.57
1994       1.000      .034          --       .034        (.034)           --           --          (.034)      1.000     3.40
Fixed Income Portfolio (Commencement of Investment Class Operations 10/15/96)
1998+++   $12.22     $0.76       $0.14      $0.90       ($0.73)       ($0.17)          --         ($0.90)     $12.22     7.72%
1997+++    11.80      0.75        0.40       1.15        (0.60)        (0.13)          --          (0.73)      12.22    10.07
Intermediate Duration Portfolio (Commencement of Institutional Class Operations 10/3/94)
1998      $10.48     $0.58       $0.28      $0.86       ($0.56)       ($0.10)          --         ($0.66)     $10.68     8.57%
1997+++    10.28      0.61        0.27       0.88        (0.53)        (0.15)          --          (0.68)      10.48     8.93
1996       10.68      0.60        0.03       0.63        (0.65)        (0.38)          --          (1.03)      10.28     6.27
1995       10.00      0.69        0.42       1.11        (0.43)           --           --          (0.43)      10.68    11.39

                     Ratio of
                     Expenses
         Net Assets-    to      Ratio of
           End of    Average   Net Income  Portfolio
           Period      Net     to Average  Turnover
         (thousands) Assets+   Net Assets    Rate
Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)
1998      $168,228     0.32%++    5.33%      N/A
1997        98,464     0.33++     5.20       N/A
1996        78,497     0.33++     5.19       N/A
1995        44,624     0.33++     5.45       N/A
1994        37,933     0.32++     3.70       N/A
Fixed Income Portfolio (Commencement of Investment Class Operations 10/15/96)
1998+++    $48,944     0.63%      6.31%      121%
1997+++      9,527     0.66*++    6.57*      179
Intermediate Duration Portfolio (Commencement of Institutional Class Operations 10/3/94)
1998      $116,891     0.52%      5.84%      131%
1997+++     72,119     0.55++     5.93       204
1996        12,017     0.56++     6.17       251
1995        19,237     0.52*++    6.56*      168

 Notes to the Financial Highlights

  * Annualized
 ** Total return figures for partial years are not annualized.
  + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.

  Portfolio              1995  1996 1997  1998
  Cash Reserves          0.32  0.32 0.32  0.32
  Fixed Income             --    -- 0.65* 0.62
  Intermediate Duration  0.52* 0.52 0.52  0.51

 ++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and/or reimbursed expenses totaled the below listed amounts.

                   Voluntarily waived and/or reimbursed expenses for:
  Portfolio         1994        1995        1996       1997        1998
  Cash Reserves        0.14%       0.11        0.09       0.07        0.05
  Fixed Income           --          --          --       0.12*         --
  Intermediate
  Duration               --        0.08*       0.13       0.05          --

 +++Per share amounts for the years ended September 30, 1997, and September 30, 1998 are based on average shares outstanding.

            [LETTERHEAD OF MORGAN STANLEY DEAN WITTER APPEARS HERE]

[MAS FUNDS LOGO APPEARS HERE]

                                 July 30, 1999

                              Trustees of the Fund

            Thomas L. Bennett,                Thomas L. Gerrity
            Chairman                          Joseph J. Kearns
            Joseph P. Healey                  C. Oscar Morong, Jr.
            Vincent R. McLean

                              Officers of the Fund

             Lorraine Truten,                  Richard J. Shoch,
             President                         Secretary
             James A. Gallo,                   John H. Grady, Jr.,
             Vice President &                  Assistant Secretary
             Treasurer

In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 1999, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") which contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-800-SEC-0330);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; or (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.


     MAS Funds

     One Tower Bridge, West Conshohocken, PA 19428-0868.
     For shareholder inquiries, call Client Services at 1-800-354-8185. Prices and Investment Results are available at 1-800-522-1525.